SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 21, 2004


                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of Registrant as specified in its charter)

           BERMUDA                        001-16503               98-0352587
(Jurisdiction of incorporation        (Commission File          (IRS Employer
      or organization)                     Number)           Identification No.)

                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements Financial Information and Exhibits.

(c) Exhibits.

    Exhibit No.         Exhibit Description
    -----------         -------------------
        99              Press release dated July 21, 2004 announcing earnings
                        for the second quarter of 2004.

Item 12. Results of Operations and Financial Condition


On July 21, 2004 Willis Group Holdings Limited issued a press release announcing its unaudited financial results for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WILLIS GROUP HOLDINGS LIMITED

                                      By:    /s/ Mary E. Caiazzo
                                          ----------------------------------
                                             Mary E. Caiazzo
                                             Assistant General Counsel

Date:  July 21, 2004

                                  EXHIBIT INDEX


Exhibit
Number            Title
-------           -----

99 Press release dated July 21, 2004 announcing earnings for the second quarter of 2004.